Exhibit 99.1

Liquidia Corporation

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Corporation Announces Chief Executive Officer Transition

RESEARCH TRIANGLE PARK, N.C., December 14, 2020 - Liquidia Corporation (NASDAQ: LQDA) today announced Damian deGoa has been appointed as Chief Executive Officer (CEO) and a director of the Company, effective immediately. He succeeds Neal F. Fowler who has retired as CEO and a director of the Company. Mr. Fowler has agreed to provide assistance to the Company for a short period of time to support a smooth transition.

“Damian is a strategic and proven leader in the healthcare industry, having led several companies in various stages of operations, most notably as Chief Executive Officer of RareGen from its formation in Summer 2018 through its acquisition by Liquidia in November 2020,” said Dr. Stephen Bloch, Chairman of the Company’s Board of Directors. “We are thrilled to welcome Damian’s wealth of experience in the pulmonary arterial hypertension industry during this important time in Liquidia’s history, having just acquired RareGen and as the Company works with the U.S. Food and Drug Administration to address the items in the Complete Response Letter for LIQ861’s New Drug Application to support the drug’s approval.”

“We are extremely appreciative of Neal’s contributions to Liquidia as our Chief Executive Officer and as a member of the Board of Directors during his accomplished tenure, said Dr. Seth Rudnick, a member of the Company’s Board of Directors. “Neal successfully led the transformation of the Company from a private early-stage clinical pharmaceutical company in early 2008 and we wish him every success in his future endeavors.”

Mr. deGoa joins Liquidia with an extensive background in business strategy and the commercialization of treprostinil for the treatment of patients with pulmonary arterial hypertension (PAH). Prior to Liquidia, Mr. deGoa served as the Chief Executive Officer of RareGen, LLC (“RareGen”) from September 2018 until RareGen’s acquisition by Liquidia in November 2020. Prior to September 2018, Mr. deGoa was the Managing Director of PBM Capital Group where he led several portfolio investments, divestments and operations. From April 2015 to April 2017, Mr. deGoa served as Chief Executive Officer of Breas Medical Group, a PBM Capital portfolio company which was acquired by Fosun Pharma in March 2017, and subsequently served as a director of Breas Medical Group from March 2017 to February 2020. Prior to joining PBM Capital Group, Mr. deGoa held various roles at Perrigo Company from August 2007 until December 2012, including Head of International Business Development, Divisional Finance Lead for Perrigo Company’s nutrition segment and Director of Corporate Development and Rx Business Development.

“I am excited to join Liquidia during this critical time in the Company’s history. The convenience, ease-of-use, and portability of LIQ861 would be meaningful for the PAH community, and it is our priority to respond fully and promptly to the FDA’s CRL. We will continue to build the parenteral treprostinil business that was acquired from RareGen, and look for value creating opportunities with our PRINT technology and pipeline,” said Damian deGoa, Chief Executive Officer of Liquidia Corporation. “I want to thank Neal for his steady-hand and leadership. His contributions have helped build the foundation for the Company. I wish him well in his retirement.”

Liquidia Corporation

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Mr. deGoa holds a Bachelor of Arts in Economics and Philosophy from the University of Michigan and a Master’s in Business Administration in Finance from DePaul University.

In connection with Mr. deGoa’s appointment as Chief Executive Officer, Mr. deGoa was granted a nonstatutory stock option to purchase up to 2,000,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), having an exercise price per share equal to the closing price of the Common Stock on the Nasdaq Stock Market LLC on December 14, 2020 (the “Option”). The Option was granted outside of the Company’s 2020 Long-Term Incentive Plan as an inducement material to his acceptance of employment with the Company. The Option contains the following vesting terms: 25% of the shares of Common Stock underlying the Option will vest on December 14, 2021 and the remainder will vest in equal monthly installments thereafter subject to Mr. deGoa’s continuous service to Liquidia through the applicable vesting date, becoming fully vested on December 14, 2024; provided, however, that, notwithstanding the foregoing vesting schedule, (i) 25% of the then-unvested shares of Common Stock underlying the Option will vest upon the achievement of a certain regulatory milestone and (ii) 25% of the then-unvested shares of Common Stock underlying the Option will vest upon the achievement of a certain commercial milestone; provided, further, that upon a change in control (as defined in the accompanying Nonstatutory Stock Option Agreement) 100% of the unvested portion of the Option shall become vested and exercisable as of the date of the change in control provided that Mr. deGoa is actively employed by Liquidia on such date. Additionally, in the event Mr. deGoa is terminated by Liquidia without “Cause” or Mr. deGoa terminates his employment for “Good Reason” (as such terms are defined in Mr. deGoa’s employment agreement with Liquidia), the number of shares of Common Stock subject to the Option that would have vested during the 12-month severance period shall vest as if Mr. deGoa was actively employed by Liquidia during such period. The Option was approved by the Compensation Committee of the Company’s Board of Directors in compliance with and in reliance on Nasdaq Listing Rule 5635(c)(4).

About Liquidia Corporation

Liquidia Corporation operates through the company’s subsidiaries, Liquidia Technologies, Inc. and RareGen. The Company, through Liquidia Technologies, Inc., is a late-stage clinical biopharmaceutical company focused on the development and commercialization of products using its PRINT technology. It is focused on developing two product candidates: LIQ861, an inhaled dry powder formulation of treprostinil for the treatment of pulmonary arterial hypertension (PAH), and LIQ865, an injectable, sustained-release formulation of bupivacaine for the management of local post-operative pain for three to five days after a procedure. RareGen provides commercialization for rare disease pharmaceutical products, such as Sandoz Inc.’s generic treprostinil for PAH.

Liquidia Corporation is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

Liquidia Corporation

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related anticipated submission contents and timelines, including potential resubmission of the NDA following our receipt of a Complete Response Letter (CRL) in November 2020, the potential for eventual FDA approval of the NDA for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or its inter partes review with the Patent Trial and Appeal Board (PTAB), the issuance of patents by the U.S. Patent and Trademark Office (USPTO) and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in Liquidia’s filings with the SEC, including the impact of the coronavirus (COVID-19) outbreak on our company and our financial condition and results of operations, the ability of Liquidia and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, the possibility that other anticipated benefits of the completed merger transaction between Liquidia and RareGen will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Liquidia Corporation

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com